IMPORANT INFORMATION REGARDING A CHANGE TO THE INVESTMENT POLICY FOR VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND

VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Local Currency Debt Fund

(“Fund”)

Supplement dated March 13, 2015

to the Fund’s Class P shares Prospectus (“Prospectus”)

dated July 31, 2014

On March 12, 2015, the Fund’s Board of Trustees (“Board”) approved changes with respect to the Fund’s principal investment strategies.

Effective May 22, 2015, the Fund’s Prospectus is revised as follows:

1.	The first paragraph of the section entitled “Principal Investment Strategies” of the Fund’s Prospectus is hereby deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments which are denominated in currencies of countries with emerging securities markets and in derivative instruments that provide investment exposure to such securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any changes in this investment policy. The Fund normally invests primarily in fixed-income and floating rate debt instruments that are issued by governments, governmental agencies, supranational organizations, and corporations. The Fund considers instruments denominated in hard currencies (currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations) to be issued in an emerging market currency, if a hard currency is the official currency of the emerging market country and if the instrument is issued under local law.

2.	The third paragraph of the section entitled “Principal Investment Strategies” of the Fund’s Prospectus is hereby deleted and replaced with the following:

Emerging market countries include all countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

3.	The fifth paragraph of the section entitled “Principal Investment Strategies” of the Fund’s Prospectus is hereby deleted and replaced with the following:

The Fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). While the Fund expects to maintain a weighted average portfolio duration of between 0 and 8 years, there are no maturity restrictions on the overall portfolio. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument (i.e., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

IMPORANT INFORMATION REGARDING A CHANGE TO THE INVESTMENT POLICY FOR VOYA EMERGING MARKETS LOCAL CURRENCY DEBT FUND

VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Local Currency Debt Fund

(“Fund”)

Supplement dated March 13, 2015

to the Fund’s Statement of Additional Information (“SAI”)

dated July 31, 2014

On March 12, 2015, the Fund’s Board of Trustees (“Board”) approved changes with respect to the Fund’s principal investment strategies.

Effective May 22, 2015, the subsection entitled “Non-Fundamental Investment Policies Pursuant to Rule 35d-1 of the 1940 Act – Voya Emerging Markets Local Currency Debt Fund” of the Fund’s SAI is hereby deleted and replaced with the following:

Voya Emerging Markets Local Currency Debt Fund

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments which are denominated in currencies of countries with emerging securities markets and in derivative instruments that provide investment exposure to such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE